UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2013

PEDIATRX INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

90 Fairmount Road West, Califon, NJ 07830
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (908) 975-0753

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2013, we entered into a Web Site Asset Purchase Agreement with Lakefield Media Holding AG and its wholly-owned subsidiary, Flawsome XLerator GmBH to acquire the internet domain name “Slickx.com”, the website and related software, intellectual property rights, accounts, contracts, goodwill and infrastructure for $50,000. On May 21, 2013, we completed the acquisition of these assets and paid $50,000 to Lakefield.

Constantin Dietrich, a director of our company, is the founder and Chief Executive Officer of Lakefield.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRX INC.

/s/ Joseph Carusone
Joseph Carusone
Director

Date: May 23, 2013